UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 28, 2005

TRIKON TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26482	95-4054321
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Ringland Way, Newport, South Wales NP18 2TA,

United Kingdom

(Address of principal executive offices, including zip code)

44-1633-414-000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Matters.

On November 28, 2005, Trikon Technologies, Inc. (the “Company”) issued a press release recommending that holders of the Company’s common stock submit their proxies in advance of the Special Meeting of the Company’s stockholders to be held on December 1, 2005. The full text of this press release is set forth in Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number
99.1	Trikon Technologies, Inc. press release dated November 28, 2005 recommending that shareholders vote “For” the Aviza merger proposal

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIKON TECHNOLOGIES, INC.

By:	/s/ John Macneil
John Macneil President and Chief Executive Officer

Date: November 28, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Trikon Technologies, Inc. press release dated November 28, 2005 recommending that shareholders vote “For” the Aviza merger proposal